[LOGO     Investing                                    [PHOTO OF CALCULATOR &
APPEARS   for the                                      FINANCIAL NEWSPAPER
HERE]     21st                                         APPEARS HERE]
          Century


Annual Report December 31, 1997





                                       EV

                                  TRADITIONAL

                                    SPECIAL

                                 EQUITIES FUND

[PHOTO OF NYSE FLAG
APPEARS HERE]

                                  Eaton Vance
                     Global Management-Global Distribution



                                                           T r a d i t i o n a l

[PHOTO OF FLOOR OF NYSE
APPEARS HERE]

EV Traditional Special Equities Fund as of December 31, 1997

LETTER TO SHAREHOLDERS

[PHOTO APPEARS HERE]

During the year ended December 31, 1997, EV Traditional Special Equities Fund had a total return of 14.2%./1/ This return resulted from a decrease in net asset value to $6.99 per share on December 31, 1997 from $8.95 per share on December 31, 1996 and the reinvestment of $2.85 per share in capital gains distributions. By comparison, the Russell 2000 Growth Index* had a total return of 13.0% during the period.

The U.S. economy continued to grow at a healthy rate in 1997. Gross domestic product, the primary indicator of economic performance, increased 3.8%, exceeding most predictions made at the beginning of the year. Unemployment declined 0.6% to 4.7%, and 3.2 million new jobs were created. The inflation rate, which historically has risen after periods of sustained growth and low unemployment, declined from the previous year. The consumer price index increased only 1.7% in 1997, compared to 3.3% in 1996, and wholesale prices decreased 1.2% -- the largest drop since 1986. Many economists, including Federal Reserve Chairman Alan Greenspan, attribute this continued low inflation to the effects of increasing global competition, a strong dollar, and higher productivity brought on by advances in technology.

The stock market's performance in 1997 exceeded 20% for a record third consecutive year. The S&P 500 Index* rose 31% during the year, with a relatively small group of large capitalization stocks providing the leadership. There was considerable volatility during the year, marked by significant market declines -- the first in the spring, and a second, steeper decline in October, caused by economic turmoil in several important Asian countries. In both cases, stock prices recovered.

The stock market's increased volatility illustrates the importance of maintaining a long-term investment outlook. By staying with an investment through the inevitable market cycles, investors can reduce the impact of any one downturn. Moreover, a diversified investment such as a professionally managed mutual fund further reduces risk. In the pages that follow, Portfolio Manager Edward "Jack" Smiley discusses the economy, the stock market, and the performance of EV Traditional Special Equities Fund in 1997.

                                            Sincerely,

                                            /s/ James B. Hawkes,

                                            James B. Hawkes,
                                            President
                                            February 9, 1998

--------------------------------------------------------------------------------

Performance/2/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                        14.2%
Five Years                                       9.8
Ten Years                                       13.8

SEC Average Annual Total Returns (including maximum 5.75% sales charge)
--------------------------------------------------------------------------------
One Year                                         7.6%
Five Years                                       8.5
Ten Years                                       13.1

Ten Largest Equity Holdings/3/
--------------------------------------------------------------------------------
Outdoor Systems                                  2.1%
Sofamor Danek Group                              2.0
Mutual Risk Management                           1.8
National Surgery Centers                         1.8
Paychex, Inc.                                    1.8
Bed Bath & Beyond                                1.7
Conair Holdings                                  1.7
Health Management Associates                     1.7
Vantive Corp.                                    1.6
Sungard Data Systems                             1.6


/1/  This return does not include the maximum 5.75% sales charge.

/2/ Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect maximum sales charge as noted.

/3/ By total net assets. Ten largest holdings are as of 12/31/97 only and may not be representative of the Portfolio's current or future investments. Holdings accounted for 17.8% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio.

 *   It is not possible to invest directly in a Lipper Category or an Index.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Traditional Special Equities Fund as of December 31, 1997

MANAGEMENT DISCUSSION

An interview with Jack Smiley, Vice President and Portfolio Manager of the Special Investment Portfolio

[PHOTO OF JACK SMILEY APPEARS HERE]

  Jack Smiley,
Portfolio Manager

Q:  Jack, what kind of year was 1997 for small capitalization stocks?

A: In 1997, most small company mutual funds underperformed the S&P 500 Index. Within small company mutual funds, value funds significantly outperformed those with a growth orientation in 1997. Why did this happen? There are three plausible reasons. First, small cap growth funds had outstanding performance from 1993 to 1996 and were subject to some profit-taking last year. Second, with relatively high valuations, growth stocks sold off sharply last spring when interest rates spiked. Finally, after three good years, many of these stocks were simply "over-owned" by many mutual funds, and little new money was invested in these companies in 1997. Despite the spring sell-off of growth stocks, however, many small-cap growth funds, including this one, finished the year with positive performance.

Q:  What are the main differences between growth and value management?

A: A growth-oriented manager is attracted to the earnings growth of a company and will generally pay a premium for strong, consistent earnings that appear to be sustainable for several years. A value-oriented manager is not as interested in earnings growth relative to valuation. This manager is looking for the out of favor, unloved, inexpensive companies with low price-to-book and price-to-revenue ratios. The risk with investing in small companies using only the value approach is that many of these companies may have stopped growing, either because their product lines are obsolete or inferior, or because they have been beaten by larger, more efficient companies with superior products. We believe that the reason to invest in small companies is that they should grow at a faster rate than larger companies, and the best way to accomplish this is through superior earnings growth.

Q: What types of companies do you favor in the health care sector -- the top weighting in the Fund?

A: One of our favorite companies is Concentra Managed Care, which specializes in helping companies with their worker's compensation costs. Concentra retrains an individual disabled from a work-related injury to perform a different job wherein the disability is not a factor. This helps a worker learn new skills -- a life-long benefit -- while reducing the insurance costs for the company. Another area in health care that we like is contract research, which is growing rapidly as large pharmaceutical firms continue to outsource their research during the clinical trial phase of new drug development. Parexcel, a holding in this Fund, performed well in 1997 and is a good example of a successful contract research firm. In the drug delivery area, the Fund owns Elan, Genzyme, and Genzyme Tissue Repair, which are solid companies that we believe have high-growth potential. Other companies in the Fund include Health Management Associates and National Surgery Centers, operators of specialty surgical facilities, and



Five Largest Equity Sectors+
--------------------------------------------------------------------------------
As a percentage of total net assets

Information Services                21.1%
Health Services                     11.6%
Financial                           10.4%
Oil & Gas                            6.0%
Drugs                                4.6%

+  Sector allocation is subject to change due to active management.

EV Traditional Special Equities Fund as of December 31, 1997

MANAGEMENT DISCUSSION CONT'D


Renal Care Group, providers of kidney dialysis services. All of these specialized services companies are very attractive and should continue to have strong growth rates going forward, as their services are used more widely by increasingly cost-conscious health care providers.

Q:  What is your outlook for this sector in 1998?

A: The roughest part of the health care industry, from an investor's standpoint, is in managed care, or HMO's. We do not have any investments in HMO stocks, nor do we plan to have any until they emerge from their well-publicized difficulties. However, other areas of the health care sector, mentioned previously, look promising for the coming year.

Q: What do you foresee for the information services and software sectors -- also large weightings in the Fund -- for 1998?

A: These two sectors probably represent the best prospects for growth in the Fund in 1998. Demand for these products remains strong, productivity in the sector is high, and return on investment has been outstanding. Companies in "enterprise software, "which enable networking among different computer operating systems, should perform very well. These firms include Peoplesoft, Baan, and JD Edwards. Another company, Cambridge Technology Partners, assists companies with the transition from mainframe software to client-server software, which has been the trend for the past several years and should continue to be for some time.

Q: How do you think the slowing of Asian economies will affect companies in this Fund over the next year?

A: Hopefully not to a great extent, but the earnings reports for the first quarter of 1998, due out in April and May, will be more revealing than the information we have now. In the Fund, we have eliminated several major semi-conductor equipment stocks. They are becoming cheaper, but there is a great deal of turbulence in Asia that will affect PC- and semiconductor-related stocks. We will continue to monitor the situation closely, but our plan is to wait for the dust to settle before we reinvest.

Q:  What is your outlook for the U.S. economy?

A: We should continue to see growth in the U.S. economy, though it will probably not match the growth we have seen in the past few years. In addition, we should begin to see a shift among equity investors from large companies to smaller ones. The annual growth rates of earnings per share in S&P 500 stocks will probably moderate in 1998, while small company growth stocks should see above-average earnings growth and, subsequently, higher price valuations. It is important to remember that many large companies have multinational exposure; if the problems we have seen in Asia or South America persist, these firms will likely experience a decline in earnings growth. In fact, we are already seeing some reduced earnings outside of the technology sector. For example, International Flavors and Fragrances, a medium-sized company, recently reported quarterly earnings that were below expectations for this very reason -- sluggish foreign sales.

Q: To sum up, Jack, what are the main reasons for investing in a small-cap growth fund in 1998?

A: The valuation levels of small company growth stocks are very attractive right now, especially compared to those of large company growth stocks. If investors are patient, these are the types of companies that have traditionally delivered above-average returns. People with three- to four-year investment time horizons should hope to see good results from companies of this size.

EV Traditional Special Equities Fund as of December 31, 1997

FUND PERFORMANCE

                  Comparison of Change in Value of a $10,000
                 Investment in EV Traditional Special Equities
                      Fund vs. the Standard & Poor's 500*

                  December 31, 1987 through December 31, 1997

                           [LINE GRAPH APPEARS HERE]

                          EV Traditional
                         Special Equities
                Date          Fund           Fund/Off Pr**      S&P 500*
              --------   ----------------    -----------        -------
              12/31/87       $10,000           $9,431           $10,000
               1/31/88       $10,085           $9,511           $10,435
               2/28/88       $10,817          $10,201           $10,901
               3/31/88       $10,719          $10,109           $10,569
               4/30/88       $10,768          $10,155           $10,703
               5/31/88       $10,573           $9,971           $10,771
               6/30/88       $11,243          $10,603           $11,272
               7/31/88       $10,926          $10,305           $11,245
               8/31/88       $10,530           $9,931           $10,845
               9/30/88       $11,030          $10,402           $11,310
              10/31/88       $10,890          $10,270           $11,638
              11/30/88       $10,683          $10,075           $11,452
              12/31/88       $11,121          $10,489           $11,655
               1/31/89       $11,542          $10,885           $12,519
               2/28/89       $11,395          $10,747           $12,192
               3/31/89       $11,621          $10,960           $12,480
               4/30/89       $12,243          $11,546           $13,146
               5/31/89       $12,931          $12,195           $13,648
               6/30/89       $12,529          $11,816           $13,581
               7/31/89       $13,291          $12,534           $14,821
               8/31/89       $13,620          $12,845           $15,091
               9/30/89       $13,857          $13,069           $15,033
              10/31/89       $13,589          $12,816           $14,696
              11/30/89       $13,723          $12,943           $14,980
              12/31/89       $13,742          $12,960           $15,342
               1/31/90       $12,676          $11,955           $14,326
               2/28/90       $13,242          $12,488           $14,489
               3/31/90       $13,840          $13,052           $14,881
               4/30/90       $13,495          $12,727           $14,527
               5/31/90       $15,356          $14,482           $15,911
               6/30/90       $15,746          $14,850           $15,817
               7/31/90       $15,200          $14,335           $15,778
               8/31/90       $13,547          $12,776           $14,334
               9/30/90       $12,525          $11,813           $13,645
              10/31/90       $12,148          $11,457           $13,600
              11/30/90       $13,261          $12,506           $14,462
              12/31/90       $14,086          $13,284           $14,867
               1/31/91       $15,514          $14,631           $15,527
               2/28/91       $16,873          $15,913           $16,613
               3/31/91       $17,873          $16,856           $17,024
               4/30/91       $17,480          $16,485           $17,079
               5/31/91       $18,666          $17,604           $17,787
               6/30/91       $17,452          $16,459           $16,984
               7/31/91       $18,839          $17,767           $17,794
               8/31/91       $19,335          $18,235           $18,192
               9/30/91       $19,080          $17,995           $17,891
              10/31/91       $19,887          $18,756           $18,150
              11/30/91       $19,266          $18,170           $17,400
              12/31/91       $22,161          $20,900           $19,388
               1/31/92       $21,974          $20,724           $19,048
               2/28/92       $22,231          $20,966           $19,275
               3/31/92       $20,950          $19,758           $18,900
               4/30/92       $20,042          $18,902           $19,477
               5/31/92       $19,949          $18,814           $19,547
               6/30/92       $19,158          $18,068           $19,258
               7/31/92       $20,205          $19,056           $20,067
               8/31/92       $19,833          $18,704           $19,636
               9/30/92       $20,229          $19,078           $19,865
              10/31/92       $20,764          $19,583           $19,955
              11/30/92       $22,393          $21,119           $20,607
              12/31/92       $22,762          $21,467           $20,864
               1/31/92       $23,243          $21,920           $21,059
               2/28/93       $21,572          $20,344           $21,328
               3/31/93       $22,002          $20,750           $21,775
               4/30/93       $20,230          $19,079           $21,274
               5/31/93       $21,622          $20,392           $21,810
               6/30/93       $21,546          $20,320           $21,879
               7/31/93       $21,192          $19,986           $21,815
               8/31/93       $22,281          $21,013           $22,618
               9/30/93       $22,939          $21,634           $22,444
              10/31/93       $23,167          $21,849           $22,929
              11/30/93       $22,660          $21,371           $22,684
              12/31/93       $23,021          $21,711           $22,963
               1/31/94       $23,322          $21,995           $23,761
               2/28/94       $23,185          $21,866           $23,099
               3/31/94       $21,164          $19,960           $22,094
               4/30/94       $21,164          $19,960           $22,405
               5/31/94       $20,591          $19,419           $22,739
               6/30/94       $19,499          $18,389           $22,187
               7/31/94       $19,772          $18,647           $22,940
               8/31/94       $21,574          $20,346           $23,858
               9/30/94       $20,919          $19,728           $23,270
              10/31/94       $21,328          $20,115           $23,812
              11/30/94       $20,454          $19,291           $22,928
              12/31/94       $20,811          $19,627           $23,266
               1/31/95       $20,600          $19,428           $23,884
               2/28/95       $21,477          $20,255           $24,799
               3/31/95       $21,991          $20,740           $25,530
               4/30/95       $21,991          $20,740           $26,305
               5/31/95       $22,233          $20,968           $27,321
               6/30/95       $22,747          $21,453           $27,964
               7/31/95       $24,109          $22,737           $28,912
               8/31/95       $24,774          $23,364           $28,963
               9/30/95       $24,714          $23,307           $30,185
              10/31/95       $23,806          $22,452           $30,095
              11/30/95       $24,804          $23,393           $31,392
              12/31/95       $25,663          $24,203           $32,001
               1/31/96       $25,599          $24,142           $33,104
               2/28/96       $26,564          $25,052           $33,394
               3/31/96       $26,692          $25,173           $33,718
               4/30/96       $27,882          $26,296           $34,237
               5/31/96       $29,040          $27,388           $35,085
               6/30/96       $28,782          $27,145           $35,230
               7/31/96       $26,596          $25,082           $33,686
               8/31/96       $27,882          $26,296           $34,388
               9/30/96       $30,037          $28,328           $36,320
              10/31/96       $30,487          $28,752           $37,335
              11/30/96       $31,838          $30,026           $40,142
              12/31/96       $31,761          $29,954           $39,345
               1/31/97       $32,648          $30,790           $41,822
               2/28/97       $30,057          $28,347           $42,134
               3/31/97       $27,929          $26,339           $40,402
               4/30/97       $27,929          $26,339           $42,831
               5/31/97       $32,086          $30,261           $45,409
               6/30/97       $33,472          $31,568           $47,451
               7/31/97       $34,858          $32,875           $51,230
               8/31/97       $34,648          $32,677           $48,360
               9/30/97       $36,286          $34,222           $51,003
              10/31/97       $35,362          $33,350           $49,316
              11/30/97       $35,026          $33,033           $51,586
              12/31/97       $36,263          $34,199           $52,468


Performance+
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                           14.2%
Five Years                                                          9.8
Ten Years                                                          13.8

SEC Average Annual Total Returns (including 5.75% sales charge)
--------------------------------------------------------------------------------
One Year                                                            7.6%
Five Years                                                          8.5
Ten Years                                                          13.1

*    Source: Towers Data Systems, Bethesda, MD.

     The chart compares the Fund's total return with that of the S&P 500 Index, a broad-based unmanaged index of 500 common stocks. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the S&P 500 Index. The Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

** This figure represents the Fund's performance including the Fund's maximum 5.75% initial sales charge.

+ Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect maximum sales charge as noted.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EV Traditional Special Equities Fund as of December 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of December 31, 1997
Assets
----------------------------------------------------------------------------------------
Investment in Special Investment Portfolio (Portfolio), at value
     (Note 1A)                                                           $   73,160,533
     (identified cost, $57,478,724)
Receivable for Fund shares sold                                                  39,356
----------------------------------------------------------------------------------------
Total assets                                                             $   73,199,889
----------------------------------------------------------------------------------------


Liabilities
----------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                         $       12,168
Accrued expenses                                                                 44,134
----------------------------------------------------------------------------------------
Total liabilities                                                        $       56,302
----------------------------------------------------------------------------------------
Net Assets for 10,468,996 shares of beneficial interest outstanding      $   73,143,587
----------------------------------------------------------------------------------------


Sources of Net Assets
----------------------------------------------------------------------------------------
Paid-in capital                                                          $   58,980,960
Accumulated undistributed net realized loss on investments
     (computed on the basis of identified cost)                              (1,519,182)
Net unrealized appreciation of investments (computed on the
     basis of identified cost)                                               15,681,809
----------------------------------------------------------------------------------------
Total                                                                    $   73,143,587
----------------------------------------------------------------------------------------


Net Asset Value and Redemption
Price Per Share
----------------------------------------------------------------------------------------
($73,143,587 / 10,468,996 shares of
      beneficial interest outstanding)                                   $         6.99
----------------------------------------------------------------------------------------


Computation of Offering Price
----------------------------------------------------------------------------------------
Offering price per share (100 / 94.25 of $6.99)                          $         7.42
----------------------------------------------------------------------------------------
On sales of $100,000 or more, the offering price is reduced.

Statement of Operations


For the Year Ended
December 31, 1997
Investment Income
----------------------------------------------------------------------------------------
Dividend income allocated
      from Portfolio (net of foreign taxes $273)                         $      127,569
Interest income allocated from Portfolio                                        349,323
Miscellaneous income allocated from Portfolio                                     5,155
Expenses allocated from Portfolio                                              (552,885)
----------------------------------------------------------------------------------------
Net investment loss from Portfolio                                       $      (70,838)
----------------------------------------------------------------------------------------


Expenses
----------------------------------------------------------------------------------------
Compensation of Trustees not members of the
     Administrator's organization (Note 4)                               $        1,235
Transfer and dividend disbursing agent fees                                      87,145
Service fees (Note 5)                                                            81,231
Printing and postage                                                             40,048
Registration fees                                                                18,327
Legal and accounting services                                                    17,377
Custodian fee                                                                    10,707
Miscellaneous                                                                    11,491
----------------------------------------------------------------------------------------
Total expenses                                                           $      267,561
----------------------------------------------------------------------------------------


Net investment loss                                                      $     (338,399)
----------------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolio
----------------------------------------------------------------------------------------
Net realized gain (loss) --
     Investment transactions (identified cost basis)                     $   12,638,422
----------------------------------------------------------------------------------------
Net realized gain on investment transactions                             $   12,638,422
----------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
     Investments                                                         $   (2,467,352)
----------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
     of investments                                                      $   (2,467,352)
----------------------------------------------------------------------------------------

Net realized and unrealized gain on investments                          $   10,171,070
----------------------------------------------------------------------------------------

Net increase in net assets from operations                               $    9,832,671
----------------------------------------------------------------------------------------


                       See notes to financial statements

EV Traditional Special Equities Fund as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                         Year Ended                Year Ended
in Net Assets                               December 31, 1997         December 31, 1996
----------------------------------------------------------------------------------------
From operations --
     Net investment loss                      $      (338,399)          $       (75,291)
     Net realized gain on
         investment transactions                   12,638,422                17,592,414
     Net change in unrealized
         appreciation (depreciation)
         of investments                            (2,467,352)               (2,037,314)
----------------------------------------------------------------------------------------
Net increase in net assets
     from operations                          $     9,832,671           $    15,479,809
----------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
     From net realized gain
         on investments                       $   (22,988,175)          $    (7,078,441)
     In excess of net realized gain                (1,224,953)                       --
----------------------------------------------------------------------------------------
Total distributions to shareholders           $   (24,213,128)          $    (7,078,441)
----------------------------------------------------------------------------------------
Transactions in shares of beneficial
     interest (Note 3)  --
     Proceeds from sale of shares             $    35,975,118           $     6,564,823
     Net asset value of shares issued
         to shareholders in payment
         of distributions declared                 21,098,427                 5,959,421
     Cost of shares redeemed                      (46,548,090)              (14,383,427)
----------------------------------------------------------------------------------------

Net increase (decrease) in net assets
     from Fund share transactions             $    10,525,455           $    (1,859,183)
----------------------------------------------------------------------------------------

Net increase (decrease) in net assets
     from Fund share transactions             $    (3,855,002)          $     6,542,185
----------------------------------------------------------------------------------------


Net Assets
----------------------------------------------------------------------------------------
At beginning of year                          $    76,998,589           $    70,456,404
----------------------------------------------------------------------------------------
At end of year                                $    73,143,587           $    76,998,589
----------------------------------------------------------------------------------------


Accumulated undistributed net investment
income included in net assets
----------------------------------------------------------------------------------------
At end of year                                $            --           $            --
----------------------------------------------------------------------------------------


                       See notes to financial statements

EV Traditional Special Equities Fund as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                    Year Ended December 31,
                                                             -------------------------------------------------------------------
                                                                1997        1996           1995           1994         1993
--------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                         $   8.950    $   7.980     $   6.880      $   8.430     $   8.990
--------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
--------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                          $  (0.032)   $  (0.009)    $  (0.009)     $  (0.013)    $  (0.018)
Net realized and unrealized gain (loss) on investments           0.922        1.874         1.599         (0.807)        0.108
--------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                          $   0.890    $   1.865     $   1.590      $  (0.820)    $   0.090
--------------------------------------------------------------------------------------------------------------------------------


Less distributions
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                        $  (2.706)   $  (0.895)    $  (0.490)     $  (0.727)    $  (0.650)
In excess of net realized gain on investments                   (0.144)          --            --             --            --
From tax return of capital                                          --           --            --         (0.003)           --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (2.850)   $  (0.895)    $  (0.490)     $  (0.730)    $  (0.650)
--------------------------------------------------------------------------------------------------------------------------------

Net asset value-- End of year                                $   6.990    $   8.950     $   7.980      $   6.880     $   8.430
--------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                14.18%       23.76%        23.31%         (9.60)%        1.14%
--------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                      $  73,144    $  76,999     $  70,456      $  63,852     $  78,132
Ratio of net expenses to average daily net assets/(2)/            1.12%        1.04%         1.08%          1.02%         1.01%
Ratio of net investment loss to average daily net assets         (0.46)%      (0.10)%       (0.12)%        (0.17)%       (0.30)%
Portfolio Turnover/(3)/                                             --           --            --             37%           73%
--------------------------------------------------------------------------------------------------------------------------------

/(1)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the ex-dividend date. Total return is not computed on an annualized basis.

/(2)/Includes the Fund's share of the Portfolio's allocated expenses for the periods subsequent to August 1, 1994.

/(3)/Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

EV Traditional Special Equities Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   ----------------------------------------------------------------------------
   EV Traditional Special Equities Fund (the Fund), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is a series in the Eaton Vance Special Investment Trust. The Fund invests all of its investable assets in interests in the Portfolio, a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (93.8% at December 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   On June 23, 1997, the Board of Trustees of the Trust adopted a multiple class plan for the Fund which permits the Fund to issue more than one class of shares. Initially, the Fund will offer three classes of shares and, effective January 1, 1998 the existing shares of the Fund will be designated Class A shares. On June 23, 1997, the Board of Trustees also approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the Fund will acquire substantially all of the assets and liabilities of the EV Marathon Special Equities Fund and EV Classic Special Equities Fund. The transaction will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. As a result of the reorganization, shareholders of the Marathon Fund will receive Class B shares and shareholders of the Classic Fund will receive Class C shares of the Fund. The reorganization will occur after the close of business, December 31, 1997.

   A Investment Valuations -- Valuation of securities by the portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly.

   C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, options and financial futures transactions. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $12,354,354 at 28% and $1,509,021 at 20% as a long-term capital gain distribution for its taxable year ended December 31, 1997.

   D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's or Portfolio's custodian fees are reflected as a reduction of operating expenses on the Statement of Operations.

   E Other -- Investment transactions are accounted for on a trade date basis.

   F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


2  Distributions to Shareholders
   ----------------------------------------------------------------------------
   The Fund's present policy is to make a distribution at least annually of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct and allocated expenses) and to distribute at least annually all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) so allocated. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the

EV Traditional Special Equities Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D

   recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions only for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Fund Shares
   ----------------------------------------------------------------------------
   The Fund under its indenture of trust is authorized to issue unlimited shares of $.50 par value. Transactions in Fund shares were as follows:

                                                   Year ended December 31,
                                             -----------------------------------
                                                 1997                  1996
   -----------------------------------------------------------------------------
   Sales                                       4,415,029               744,488

   Issued to shareholders electing to
     receive payments of distributions in

     Fund shares                               3,097,585               688,946

   Redemptions                                (5,649,305)           (1,655,046)
   -----------------------------------------------------------------------------
   Net increase (decrease)                     1,863,309              (221,612)
   -----------------------------------------------------------------------------


4  Transactions with Affiliates
   ----------------------------------------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations.

5  Service Plan
   ----------------------------------------------------------------------------
   The Trustees of the Fund adopted a Service Plan designed to meet the service fee requirements of the revised sales charge rule of The National Association of Securities Dealers Inc. The Service Plan replaced the Fund's distribution plan which became effective on June 12, 1989. The Service Plan provides that the Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a subsidiary of Eaton Vance Management, Authorized Firms or other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have implemented the Service Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund sold by such persons and remaining outstanding for at least twelve months. Such payments are made for personal services and/or the maintenance of shareholder accounts. During the year ended December 31, 1997 the Fund accrued service fees of $81,231 under the Plan to the Principal Underwriter and Authorized Firms.


6  Investment Transactions
   ----------------------------------------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $36,271,167 and $51,329,010, respectively.


7  Subsequent Event
   ----------------------------------------------------------------------------
   Effective January 1, 1998, the Fund changed its name to Eaton Vance Special Equities Fund and shares of the Fund are designated Class A shares. Additional classes of shares are also offered.

EV Traditional Special Equities Fund as of December 31, 1997

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees
EV Traditional Special Equities Fund:
-------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of EV Traditional Special Equities Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the EV Traditional Special Equities Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                           COOPERS & LYBRAND L.L.P.
                                           Boston, Massachusetts
                                           February 6, 1998

Special Investment Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS


Common Stocks -- 96.0%

Security                                             Shares    Value
------------------------------------------------------------------------------

Advertising -- 2.9%
------------------------------------------------------------------------------
Catalina Marketing Corp.*                            14,000    $      647,500
Specialized market research.
Outdoor Systems, Inc.*                               42,410         1,627,483
Dominant operator of outdoor advertising.
------------------------------------------------------------------------------
                                                               $    2,274,983
------------------------------------------------------------------------------

Banks - Regional -- 0.9%
------------------------------------------------------------------------------
Colonial Bancgroup, Inc.                             21,000    $      723,188
Emerging banking company in the Southeastern U.S.
------------------------------------------------------------------------------
                                                               $      723,188
------------------------------------------------------------------------------

Banks and Money Services -- 0.7%
------------------------------------------------------------------------------
Bank United Corp., Class A                           12,000    $      587,250
Operates 70 branch bank system in Texas.
------------------------------------------------------------------------------
                                                               $      587,250
------------------------------------------------------------------------------

Broadcasting and Cable -- 3.2%
------------------------------------------------------------------------------
Emmis Broadcasting Corp., Class A*                   23,000    $    1,049,375
Diversified media company.
Jacor Communications, Inc.*                          16,500           876,563
Rapidly growing operator of radio stations
and syndicated programming.
Sinclair Broadcast Group, Class A*                   13,000           606,125
Well managed operator of diversified
broadcast properties.
------------------------------------------------------------------------------
                                                               $    2,532,063
------------------------------------------------------------------------------

Building Materials -- 1.0%
------------------------------------------------------------------------------
Texas Industries, Inc.                               18,000    $      810,000
Regional producer of building products
in the Southwest.
------------------------------------------------------------------------------
                                                               $      810,000
------------------------------------------------------------------------------

Business Products and Services -- 8.7%
------------------------------------------------------------------------------
Abacus Direct Corp.*                                 10,000    $      410,000
Provider of specialized marketing programs.
CN Maximus, Inc.*                                    20,950           506,728
Management consulting group.
Franklin Covey Co.                                   13,000           286,000
Time management seminars and products.
Gartner Group, Inc. Class A*                         30,000         1,117,500
Leading consultant of high tech
equipment purchases.
Gulf South Medical Supply, Inc.*                      8,000           298,000
Leading distributor of health care products.
Learning Tree International*                         15,000           433,125
Leading operator of computer software
training programs.
Netscape Communications Corp.*                        9,000           219,375
Leading provider of internet browser software.
Personnel Group of America, Inc.*                     7,000           231,000
Temporary employment company.
Sanmina Corp.*                                        6,000           406,500
Operates contract manufacturing facilities
for high tech companies.
Saville Systems PLC ADR*                             11,000           456,500
Provides billing software for the
telecommunications industry.
Structural Dynamics Research Corp.*                     301             6,773
Niche developer and provider of
engineering software.
Sylvan Learning Systems, Inc.*                       15,000           585,000
Operates specialized educational tutoring
and testing centers.
United Rentals, Inc.*                                30,000           579,375
Unique operator of outlets renting
specialized construction equipment.
Vantive Corp.                                        50,000         1,262,500
Leading provider of customer care and sales
force automation software.
------------------------------------------------------------------------------
                                                               $    6,798,376
------------------------------------------------------------------------------

Communications Equipment -- 0.7%
------------------------------------------------------------------------------
ECI Telecommunications                               20,000    $      510,000
A company that produces advanced
telecommunications equipment.
------------------------------------------------------------------------------
                                                               $      510,000
------------------------------------------------------------------------------

Communications Services -- 0.8%
------------------------------------------------------------------------------
Nextel Communications, Inc., Class A*                 7,500    $      195,000
Operates a vast network of digital
communications systems.

                       See notes to financial statements

Special Investment Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Security                                             Shares    Value
------------------------------------------------------------------------------

Communications Services (continued)
------------------------------------------------------------------------------
Transition Systems, Inc.*                            20,000    $      442,500
Healthcare information systems.
------------------------------------------------------------------------------
                                                               $      637,500
------------------------------------------------------------------------------

Computer Software -- 5.5%
------------------------------------------------------------------------------
Baan Co. NV*                                         10,000    $      330,000
Leading vendors of enterprise resource
software - integrates a company's software programs.
CBT Group PLC, ADR*                                   5,000           410,625
Specialized provider of computer based
training systems.
Documentum, Inc.*                                     9,000           379,125
Provides niche software enabling large
corporations to integrate their documents
into a central system.
HNC Software, Inc.*                                   5,000           215,000
Develops specialty software products that
enable credit suppliers define
risk/reward scores for loans.
J.D. Edwards, Inc.*                                  18,000           531,000
Leading vendor of enterprise resource software
- specialized in mid range corporations.
Manugistics Group, Inc.*                             10,000           446,250
Develops software that ties together
suppliers to the manufacturers they serve.
Pegasystems, Inc.*                                   20,000           403,750
Marketing information specialist.
PeopleSoft, Inc.*                                    28,000         1,092,000
Specialty software for human resources
and manufacturing.
Symantec*                                            22,000           482,625
Designs and distributes the Norton
Antivirus software programs.
------------------------------------------------------------------------------
                                                               $    4,290,375
------------------------------------------------------------------------------

Consumer Services -- 1.4%
------------------------------------------------------------------------------
Strayer Education, Inc.                              32,865    $    1,084,545
Specialized supplemental education
services.
------------------------------------------------------------------------------
                                                               $    1,084,545
------------------------------------------------------------------------------

Drugs -- 3.3%
------------------------------------------------------------------------------
Curative Health Services, Inc.*                      25,000    $      759,375
Operator of specialty burn unit clinics.
Genzyme Corp.*                                       10,000            68,750
Leading researcher in gene therapy.
Genzyme Corp. Class A*                               43,000         1,193,250
Diversified biotechnology pharmaceuticals.
Parexel International Corp.*                         15,000           555,000
Contract research services for large
drug companies.
------------------------------------------------------------------------------
                                                               $    2,576,375
------------------------------------------------------------------------------

Electrical Equipment -- 1.9%
------------------------------------------------------------------------------
Level One Communications, Inc.*                      24,000    $      678,000
Designs and sells integrated circuits.
Linear Technology Corp.                              14,000           806,750
Manufacturer of high performance linear
integrated circuits.
------------------------------------------------------------------------------
                                                               $    1,484,750
------------------------------------------------------------------------------

Electronics - Semiconductors -- 1.6%
------------------------------------------------------------------------------
Microchip Technology, Inc.*                          11,000    $      330,000
Designs and manufactures specialty
semiconductor chips.
Qlogic Corp.*                                         9,950           293,525
Designs and distributes specialty chips
and systems for communications products.
Teradyne, Inc.*                                      20,000           640,000
High quality semiconductor manufacturing
equipment supplier.
------------------------------------------------------------------------------
                                                               $    1,263,525
------------------------------------------------------------------------------

Entertainment -- 1.4%
------------------------------------------------------------------------------
MGM Grand, Inc.*                                     30,000    $    1,081,875
Operator of MGM Grand Hotel in Las Vegas.
------------------------------------------------------------------------------
                                                               $    1,081,875
------------------------------------------------------------------------------

Financial - Miscellaneous -- 1.5%
------------------------------------------------------------------------------
Capital One Financial Corp.*                         12,000    $      650,250
Leading credit card services specialists.


                       See notes to financial statements

Special Investment Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Security                                             Shares      Value
------------------------------------------------------------------------------

Financial - Miscellaneous (continued)
------------------------------------------------------------------------------
E*Trade Group, Inc.*                                 23,000      $    529,000
Innovative, high quality electronic
internet stock brokerage firm.
------------------------------------------------------------------------------
                                                                 $  1,179,250
------------------------------------------------------------------------------

Health Services -- 14.3%
------------------------------------------------------------------------------
American Retirement Corp.*                           40,000      $    800,000
Assisted living services.
Bioreliance Corp.*                                      850            19,550
Provides contract research services for
biotechnology and medical research departments.
Concentra Managed Care, Inc.*                        26,790           904,163
Specialized health care operator of
workman's compensation programs.
Elan Corp., PLC, ADR*                                14,000           716,625
Specialty pharmaceutical.
Express Scripts, Inc., Class A*                      17,000         1,020,000
Rapidly growing pharmacy specialist.
Guidant Corp.                                         9,000           560,250
Well regarded designer and manufacturer
of leading edge stents and health care products.
Health Management Associates, Inc. Class A*          51,000         1,287,750
Hospital chain.
Medicis Pharmaceutical, Inc., Class A*               10,000           511,250
Developer and marketer of unique
dermatological products.
MiniMed, Inc.*                                       23,000           894,125
Developer and manufacturer of medical
devices focusing on diabetics.
Monarch Dental Corp.                                    800            10,600
Provides specialty dental care.
National Surgery Centers, Inc.*                      54,000         1,417,499
Operator of independent surgery units.
Omnicare, Inc.                                       27,000           837,000
Provides pharmacy services to retirement centers.
Pediatrix Medical Group, Inc.*                       11,000           470,250
Operates pediatric care units.
PhyCor, Inc.*                                        13,000           351,000
Physicians practice management.
Renal Care Group, Inc.*                              14,000           448,000
centers.
One of the largest providers of renal
treatment centers.
Sunrise Assisted Living, Inc.*                       13,000           560,625
One of the leading operators of assisted
care facilities for senior citizens.
Vertex Pharmaceuticals, Inc.*                        10,000           330,000
Developing biotechnology company.
------------------------------------------------------------------------------
                                                                $  11,138,687
------------------------------------------------------------------------------

Household Products -- 0.7%
------------------------------------------------------------------------------
Sola International*                                  17,000     $     552,500
Specialty eye care products.
------------------------------------------------------------------------------
                                                                $     552,500
------------------------------------------------------------------------------

Information Services -- 15.7%
------------------------------------------------------------------------------
Acxiom Corp.*                                        23,000     $     442,750
Database information services.
Affiliated Computer Services, Inc. Class A*          45,000         1,184,063
Nationwide provider of information
processing services.
Aspen Technologies, Inc.*                            25,000           856,250
Specialty software for upgrading
manufacturing plants.
BISYS Group, Inc.*                                   28,000           931,000
Services financial institutions with
computer, administrative and marketing
support data processing services.
Cambridge Technology Partners, Inc.*                 25,000         1,040,625
Software consulting company.
CCC Information Services Group*                      60,000         1,185,000
Automotive repair information specialist.
Cognos, Inc.*                                        15,000           345,000
Computer tool developer and supporter.
FIserv, Inc.*                                        17,300           849,863
Provider of data processing services to
banks and savings institutions,
benefiting from outsourcing trend.
Harbinger, Corp.*                                    14,000           393,750
Electronic Data Interchange products and
services.
IDX Systems Corp.*                                    9,000           333,000
Healthcare information systems.
Nova Corp. Georgia*                                  36,000           900,000
Nation's largest bankcard processor
Paychex, Inc.*                                       27,000         1,366,874
Payroll and corporate information services.

                       See notes to financial statements

Special Investment Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Security                                             Shares     Value
------------------------------------------------------------------------------

Information Services (continued)
------------------------------------------------------------------------------
SunGard Data Systems, Inc.*                          40,000     $   1,240,000
Data storage and emergency back up products.
Veritas Software Co.*                                22,500         1,147,500
Provides communications companies with
software measuring systems.
------------------------------------------------------------------------------
                                                                $  12,215,675
------------------------------------------------------------------------------

Insurance -- 2.9%
------------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                         25,000     $     531,250
Emerging specialty insurance provider.
Mercury General Corp.                                 5,000           276,250
Large provider of specialized auto
insurance policies.
Mutual Risk Management Ltd.                          48,006         1,437,179
Specialty insurer focusing on workmen's
compensation.
------------------------------------------------------------------------------
                                                                $   2,244,679
------------------------------------------------------------------------------

Investment Services -- 4.3%
------------------------------------------------------------------------------
Centura Banks, Inc.                                  17,500     $   1,207,500
Growing Southeastern bankers.
PMI Group, Inc.                                      15,000         1,084,688
Specialty financial products.
Sovereign Bancorp, Inc.                              50,000         1,037,500
A thrift holding company.
------------------------------------------------------------------------------
                                                                $   3,329,688
------------------------------------------------------------------------------

Machinery -- 1.0%
------------------------------------------------------------------------------
Camco International, Inc.                            12,000     $     764,250
Oilfield services.
------------------------------------------------------------------------------
                                                                $     764,250
------------------------------------------------------------------------------

Medical Products -- 3.1%
------------------------------------------------------------------------------
Heartstream, Inc.*                                   39,000           416,813
Portable defibrillator products.
Invacare Corp.                                       19,000           413,250
Provider of diverse medical products.
Sofamor Danek Group, Inc.*                           24,000         1,561,499
Leading developer/manufacturer of spinal
implant devices. Company markets
products internationally.
------------------------------------------------------------------------------
                                                                $   2,391,562
------------------------------------------------------------------------------

Oil and Gas - Exploration
and Production -- 6.0%
------------------------------------------------------------------------------
Anadarko Petroleum Corp.                              7,000     $     424,813
A leading independent company in oil and
gas exploration, development and production.
Apache Corp.                                         22,000           771,375
Diversified exploration company focusing
primarily on domestic drilling prospects.
Cross Timbers Oil Co.                                36,000           897,750
Emerging growth energy company with good
exploration track record.
Encal Energy, Ltd.*                                 110,000           357,500
Specialized energy exploration company.
Louis Dreyfus Natural Gas*                           26,640           497,835
Niche developer and driller of gas properties.
Newfield Exploration Co.*                            32,000           746,000
Acquires and develops energy properties in
domestic U.S..
Noble Affiliates, Inc.                               27,000           951,750
An independent energy company that
specializes in oil and gas exploration
and production.
------------------------------------------------------------------------------
                                                               $    4,647,023
------------------------------------------------------------------------------

Publishing -- 1.6%
------------------------------------------------------------------------------
A.H. Belo Corp.                                      21,927    $    1,230,664
Publishes Dallas Morning News and
Providence Journal; also operates T.V.
and radio properties.
------------------------------------------------------------------------------
                                                               $    1,230,664
------------------------------------------------------------------------------

REITS -- 1.1%
------------------------------------------------------------------------------
Crescent Real Estate Equitable Co.                   17,000    $      669,375
Unique REIT operating primarily in Texas
real estate.
Equity Office Properties                              5,000           157,813
REIT focusing on office buildings throughout
the U.S..
------------------------------------------------------------------------------
                                                               $      827,188
------------------------------------------------------------------------------

                       See notes to financial statements

Special Investment Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Security                                             Shares    Value
------------------------------------------------------------------------------

Retail - Food and Drug -- 2.5%
------------------------------------------------------------------------------
Papa John's International, Inc.*                     29,000    $    1,011,375
Rapidly growing restaurant chain.
Starbucks Corp.*                                     25,000           959,375
High quality specialty retailer.
------------------------------------------------------------------------------
                                                               $    1,970,750
------------------------------------------------------------------------------

Retail - Specialty and Apparel -- 4.5%
------------------------------------------------------------------------------
Bed Bath and Beyond, Inc.*                           35,000    $    1,347,499
Specialty retailer.
Polo Ralph Lauren Corp., Class A*                    34,000           826,625
A designer of men's and women's clothing.
The Mens Wearhouse, Inc.*                            30,000         1,042,500
Specialty apparel chain.
Tommy Hilfiger Corp.*                                 9,000           316,125
Rapidly growing specialty apparel manufacturer.
------------------------------------------------------------------------------
                                                               $    3,532,749
------------------------------------------------------------------------------

Telephone Utilities -- 1.1%
------------------------------------------------------------------------------
ACC Corp.*                                            6,000    $      303,000
Specialized telecommunications company
recently acquired by Teleport.
Pacific Gateway Exchange, Inc.*                      11,000           591,938
Leading provider of foreign long distance
services.
-----------------------------------------------------------------------------
                                                               $      894,938
------------------------------------------------------------------------------

Transportation -- 1.7%
------------------------------------------------------------------------------
Comair Holdings, Inc.                                54,000    $    1,302,749
Regional airline holding company.
------------------------------------------------------------------------------
                                                               $    1,302,749
------------------------------------------------------------------------------

Total Common Stocks
     (identified cost $58,217,577)                             $   74,877,157
------------------------------------------------------------------------------

Commercial Paper - 4.3%

                                             Principal
                                             Amount
Security                                     (000 Omitted)    Value
------------------------------------------------------------------------------
Associates Corp., N.A., 6.70%, 1/2/98        $  3,323         $    3,322,382
------------------------------------------------------------------------------

Total Commercial Paper
     (amortized cost $3,322,382)                              $    3,322,382
------------------------------------------------------------------------------

Total Investments -- 100.3%
     (identified cost $61,539,959)                            $   78,199,539
------------------------------------------------------------------------------

Other Assets, Less Liabilities -- (0.3)%                      $     (230,450)
------------------------------------------------------------------------------

Net Assets -- 100%                                            $   77,969,089
------------------------------------------------------------------------------

ADR -- American Depositary Receipt
*   Non-income producing security.

                       See notes to financial statements

Special Investment Portfolio as of December 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of December 31, 1997
Assets
--------------------------------------------------------------------------------
Investments, at value (Note 1A)
     (identified cost, $61,539,959)                                $ 78,199,539
Cash                                                                      2,021
Interest and dividends receivable                                         6,788
Deferred organization expenses (Note 1F)                                  5,021
--------------------------------------------------------------------------------
Total assets                                                       $ 78,213,369
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                                  $    223,688
Payable to affiliate for Trustees' fees (Note 2)                          1,600
Accrued expenses                                                         18,992
--------------------------------------------------------------------------------
Total liabilities                                                  $    244,280
--------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio          $ 77,969,089
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals            $ 61,309,509
Net unrealized appreciation of investments (computed on
     the basis of identified cost)                                   16,659,580
--------------------------------------------------------------------------------
Total                                                              $ 77,969,089
--------------------------------------------------------------------------------


Statement of Operations


For the Year Ended
December 31, 1997
Investment Income (Note 1B & 1E)
--------------------------------------------------------------------------------
Dividends (net of foreign taxes, $291)                             $    136,228
Interest income                                                         372,912
Miscellaneous income                                                      5,155
--------------------------------------------------------------------------------
Total income                                                       $    514,295
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                    $    488,529
Compensation of Trustees not members of the
     Investment Adviser's organization (Note 2)                           5,798
Custodian fee (Note 1D)                                                  65,571
Legal and accounting services                                            24,722
Amortization of organization expenses (Note 1F)                           3,132
Miscellaneous                                                             2,661
--------------------------------------------------------------------------------
Total expenses                                                     $    590,413
--------------------------------------------------------------------------------

Net investment loss                                                $    (76,118)
--------------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) on Investments
--------------------------------------------------------------------------------
Net realized gain (loss) --
     Investment transactions (identified cost basis)               $ 13,086,809
--------------------------------------------------------------------------------
Net realized gain on investment transactions                       $ 13,086,809
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
     Investments (identified cost basis)                           $ (2,245,462)
--------------------------------------------------------------------------------

Net change in unrealized appreciation (depreciation)
     of investments                                                $ (2,245,462)
--------------------------------------------------------------------------------

Net realized and unrealized gain on investments                    $ 10,841,347
--------------------------------------------------------------------------------

Net increase in net assets from operations                         $ 10,765,229
--------------------------------------------------------------------------------

                       See notes to financial statements

Special Investment Portfolio as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                         Year Ended                Year Ended
in Net Assets                               December 31, 1997         December 31, 1996
----------------------------------------------------------------------------------------
From operations --
     Net investment income (loss)             $       (76,118)          $       135,724
     Net realized gain on
         investment transactions                   13,086,809                18,226,741
     Net change in unrealized appreciation
         (depreciation) of investments             (2,245,462)               (1,762,538)
----------------------------------------------------------------------------------------
Net increase in net assets
     from operations                          $    10,765,229           $    16,599,927
----------------------------------------------------------------------------------------
Capital transactions --
     Contributions                            $    39,249,662           $    10,738,468
     Withdrawals                                  (54,993,076)              (18,331,396)
----------------------------------------------------------------------------------------
Net decrease in net assets from
     capital transactions                     $   (15,743,414)          $    (7,592,928)
----------------------------------------------------------------------------------------

Net increase (decrease) in net assets         $    (4,978,185)          $     9,006,999
----------------------------------------------------------------------------------------


Net Assets
----------------------------------------------------------------------------------------
At beginning of year                          $    82,947,274           $    73,940,275
----------------------------------------------------------------------------------------
At end of year                                $    77,969,089           $    82,947,274
----------------------------------------------------------------------------------------


                       See notes to financial statements

Special Investment Portfolio as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data



                                                                           Year Ended December 31,
                                               -----------------------------------------------------------------------------
                                                    1997                1996                1995                 1994*
----------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
----------------------------------------------------------------------------------------------------------------------------
Expenses                                              0.75%               0.76%               0.77%                0.74%+
Net investment income (loss)                         (0.10)%              0.18%               0.19%                0.20%+
Portfolio Turnover                                     156%                 91%                 81%                  19%
----------------------------------------------------------------------------------------------------------------------------
Average commission rate (per share) /(1)/        $  0.0584           $  0.0579           $      --            $      --
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)          $  77,969           $  82,947           $  73,940            $  64,442
----------------------------------------------------------------------------------------------------------------------------


+      Annualized.

*      For the period from the start of business, August 1, 1994, to December
       31, 1994.

/(1)/ Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for security trades on which commissions were charged.

                       See notes to financial statements

Special Investment Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   Special Investment Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at closing sales prices or, if there were no sales, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded or on such National Market System. Unlisted or listed securities for which closing sales prices are not available are valued at the mean between the latest available bid and asked prices on the principal market where the security was traded. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded or, in the absence of a sale, at the mean between the last bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Securities for which market quotations are unavailable, including any security the disposition of which is restricted under the Securities Act of 1933, and other assets will be appraised at their fair market value as determined in good faith by or at the direction of the Trustees of the Portfolio.

   B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

   C Income Taxes -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

   D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of expenses on the Statement of Operations.

   E Other -- Investment transactions are accounted for on a trade date basis.

   F Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

   G Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

Special Investment Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D

2  Investment Adviser Fee and Other Transactions with Affiliates
   -----------------------------------------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is at the annual rate of 5/8 of 1% of average daily net assets. For the year ended December 31, 1997, the fee was equivalent to 0.625% of the Portfolio's average net assets for such period and amounted to $488,529. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1997, no significant amounts have been deferred.


3  Investment Transactions
   -----------------------------------------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $110,954,191 and $115,346,330, respectively.


4  Federal Income Tax Basis of Investments
   -----------------------------------------------------------------------------
   The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1997, as computed on a federal income tax basis, were as follows:

   Aggregate cost                                                  $61,828,650
   -----------------------------------------------------------------------------
   Gross unrealized appreciation                                   $17,999,603

   Gross unrealized depreciation                                    (1,628,720)
   -----------------------------------------------------------------------------
   Net unrealized appreciation                                     $16,370,883
   -----------------------------------------------------------------------------


5  Line of Credit
   -----------------------------------------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a committed $100 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating Portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 1997.


6  Risk Associated with Foreign Investments
   -----------------------------------------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Special Investment Portfolio as of December 31, 1997

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Investors
of Special Investment Portfolio:
-------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Special Investment Portfolio, including the portfolio of investments, as of December 31, 1997, the related statement of operations for the year then ended, changes in net assets for each of the two years in the period then ended and supplementary data for each of the three years in the period then ended and for the period from August 1, 1994 (start of business) to December 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the Special Investment Portfolio as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the three years in the period then ended, and for the period from August 1, 1994 (start of business) to December 31, 1994, in conformity with generally accepted accounting principles.


                                        COOPERS & LYBRAND L.L.P.
                                        Boston, Massachusetts
                                        February 6, 1998

EV Traditional Special Equities Fund as of December 31, 1997

INVESTMENT MANAGEMENT


EV Traditional Special Equities Fund


Officers

James B. Hawkes
President and Trustee

Edward E. Smiley, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary


Trustees

M. Dozier Gardner
Vice Chairman, Eaton Vance
Management

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of
Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Special Investment Portfolio


Officers

James B. Hawkes
President and Trustee

Edward E. Smiley, Jr.
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

M. Dozier Gardner
Vice Chairman, Eaton Vance
Management

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of
Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

Investment Advisor of
Special Investment Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of
EV Traditional Special Equities Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

Transfer and Dividend Disbursing Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Accountants
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109



EV Traditional Special Equities Fund
24 Federal Street
Boston, MA 02110



--------------------------------------------------------------------------------
   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

                                                                    T-SESRC-2/98